Exhibit 10.65

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”) is effective as of August 30, 2006, by and between RESORTS INTERNATIONAL HOTEL, INC., a New Jersey corporation (“Borrower”), and COMMERCE BANK, N.A., a national banking association (“Lender”).

BACKGROUND

A.    Borrower and Lender are parties to that certain Loan and Security Agreement dated November 4, 2002 (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”). All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

B.    The Obligations are secured by continuing perfected security interests in the Collateral.

C.    Borrower has requested that Lender extend the Revolving Credit Maturity Date and modify the terms of the Loan Agreement to reflect such extension, and Lender has agreed to such extension and modification in accordance with and subject to the satisfaction of the conditions hereof.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1.    Amendments to Loan Agreement. Upon the effectiveness of this Amendment, the Loan Agreement shall be amended as follows:

a.    Section 1 of the Loan Agreement shall be amended by deleting the definition of “Revolving Credit Maturity Date,” and replacing it as follows:

Revolving Credit Maturity Date - October 31, 2006.

2.    Representations and Warranties and Covenants. Borrower warrants and represents to Lender that:

a.    No Default or Event of Default exists.

b.    The making and performance of this Amendment will not violate any law, government rule or regulation, court or administrative order or other such order, or the charter, minutes or bylaw provisions of Borrower or violate or result in a default (immediately or with the passage of time) under any contract, agreement or instrument (including without limitation, the Indenture Agreement), to which Borrower is a party, or by which Borrower is bound.

c.    Borrower has all requisite power and authority to enter into and perform this Amendment, and to incur the obligations herein provided for, and no later than September 8, 2006, Borrower shall provide Lender with evidence of all proper and necessary action to authorize the execution, delivery and performance of this Amendment.

d.    This Amendment, when delivered, will be valid and binding upon Borrower, and enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

3.    Ratification of Loan Documents. This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect. Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment. As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower hereby confirms its prior grant to Lender of a continuing first lien on and security interest in, upon and to all of Borrower’s now owned or hereafter acquired, created or arising Collateral as described in Section 3 of the Loan Agreement.

4.    Confirmation of Surety. By their execution below, each Surety hereby consents to, and acknowledges the terms and conditions of this Amendment, and agrees that its Surety Agreement dated November 4, 2002, is ratified and confirmed, and shall continue in full force and effect, and shall continue to cover all obligations of Borrower outstanding from time to time, under the Loan Agreement as amended hereby.

5.    Effectiveness Conditions. This Amendment shall become effective upon the following:

a.    Execution and delivery by Borrower of this Amendment to Lender;

b.    Payment by Borrower of an amendment fee in the amount of Fifty Thousand Dollars ($50,000), which fee is fully earned on the date hereof, and is non-refundable; and

c.    Payment by Borrower of all of Lender’s Expenses. Borrower directs Lender to charge Barrower’s account for such Expenses.

6.    Limitations. In consideration of Lender’s prior agreement to suspend compliance with the financial covenants contained in Sections 6.8 (a), (b) and (c) of the Loan Agreement solely for the period ending, June 30, 2006, Borrower agrees that any further cash Advances or issuances of Letters of Credit under the Loan Agreement will require specific approval from Lender. In order to facilitate such request, Lender will require information regarding the purpose and nature of the borrowing, plans for payment and adequate time to consider the request. Lender may, in its sole discretion, refuse any such requests; provided, however, in the event

Lender refuses any such request Borrower’s obligation to pay the Unused Line Fee under Section 2.7(c) of the Loan Agreement shall be suspended from the date of any such refusal until the date of any subsequent cash Advance or issuance of a Letter of Credit.

7.    Confirmation of Indebtedness. Borrower confirms and agrees that as of August 27, 2006, the total principal amount of cash Advances outstanding under the Revolving Credit is $7,496,000.00 and the aggregate face amount of Letters of Credit outstanding is $5,167,740.59, all of which amounts, together with all accrued and unpaid interest, fees and Expenses, are owing or outstanding without any setoff, defense, counterclaim or deduction of any nature.

8.    GOVERNING LAW. THIS AMENDMENT, AND ALL MATERS ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF NEW JERSEY. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

9.    Modification. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Lender.

10.    Duplicate Originals: Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

11.    Waiver of Jury Trial: BORROWER AND LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

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IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:
RESORTS INTERNATIONAL HOTEL, INC.

By: /s/ Nicholas L. Ribis

Name: Nicholas L. Ribis
Title: Executive Vice President

LENDER:
COMMERCE BANK, N.A.

By: /s/ Peter L. Davis

Peter L. Davis, Senior Vice President

SURETIES:
RESORTS INTERNATIONAL HOTEL & CASINO, INC.

By: /s/ Nicholas L. Ribis

Name: Nicholas L. Ribis
Title: Executive Vice President

COLONY RIH HOLDINGS, INC.

By: /s/ Nicholas L. Ribis

Name: Nicholas L. Ribis
Title: Executive Vice President

NEW PIER OPERATING COMPANY, INC.

By: /s/ Nicholas L. Ribis

Name: Nicholas L. Ribis

Title: Executive Vice President